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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 8, 2000


                              STARBASE CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                       0-25612                  33-0567363
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(State or Other Jurisdiction           (Commission             (IRS Employer
     of Incorporation)                  File No.)            Identification No.)


4 Hutton Centre Drive, Suite 800 Santa Ana, CA                    92707-8713
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(Address of Principal Executive Offices)                          (Zip Code)


        Registrant's telephone number, including area code (714) 445-4400


                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

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         This Amendment No. 1 to the Current Report on Form 8-K for StarBase
Corporation ("StarBase") is being filed to provide the financial statements and
Pro Forma financial information required by Item 7.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         The following financial statements and pro forma information are filed as part of this report.

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
       (a)     Financial Statement of Business Acquired. Premia Corporation

               Independent Auditors' Report (KPMG LLP) (Exhibit 99.2)                                      1

               Balance Sheets as of December 31, 1999 and 1998 (Exhibit 99.2)                              2

               Statements of Income for the years ended December 31, 1999 and 1998
               (Exhibit 99.2)                                                                              3

               Statements of Stockholders' Equity for the years ended December 31, 1999
               and 1998 (Exhibit 99.2)                                                                     4

               Statements of Cash Flows for the years ended December 31, 1999 and 1998
               (Exhibit 99.2)                                                                              5

               Notes to Financial Statements (Exhibit 99.2)                                                6

       (b)     Pro Forma Financial Information. StarBase Corporation, ObjectShare, Inc.,
               and Premia Corporation (on a consolidated basis)

               Unaudited Pro Forma Information (Exhibit 99.3)                                             13

               Unaudited Pro Forma Balance Sheet as of December 31, 1999 (Exhibit 99.3)                   14

               Unaudited Pro Forma Statement of Operations for the nine months ended
               December 31, 1999 (Exhibit 99.3)                                                           15

               Unaudited Pro Forma Statement of Operations for the year ended March 31, 1999
               (Exhibit 99.3)                                                                             16

               Notes to the Unaudited Pro Forma Financial Statements (Exhibit 99.3)                       17


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(c) Exhibits.

        *2.1 Stock Purchase Agreement, dated as of March 8, 2000, among StarBase, Premia and each of stockholders of Premia

        23.1   Consent of KPMG LLP

       *99.1   Press Release dated March 9, 2000

        99.2   Financial Statements of Business Acquired

        99.3   Pro Forma Financial Information

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* Incorporated by reference to the same Exhibit number of the Company's Current
  Report on Form 8-K dated March 8, 2000.


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                                   SIGNATURES

        Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 7, 2000

                                         STARBASE CORPORATION


                                         By: /s/ DOUGLAS S. NORMAN
                                             -----------------------------------
                                             Douglas S. Norman
                                             Chief Financial Officer


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                                  EXHIBIT INDEX


       Exhibit
       Number                      Description
       -------                     -----------

        *2.1 Stock Purchase Agreement, dated as of March 8, 2000, among StarBase, Premia and each of stockholders of Premia

        23.1      Consent of KPMG LLP

       *99.1      Press Release dated March 9, 2000

        99.2      Financial Statements of Business Acquired

        99.3      Pro Forma Financial Information

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     *   Incorporated by reference to the same Exhibit number of the Company's
         Current Report on Form 8-K dated March 8, 2000.